SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT
                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported):  November
17, 1995



                             MELVILLE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)



    New York                        1-1011                       04-1611460
(State or Other            (Commission File Number)            (IRS Employer
Jurisdiction                                                  Identification
of Incorporation)                                             No.)


         One Theall Road
      Rye, New York                                              10580
(Address of Principal Executive                                (Zip Code)
Offices)


             Registrant's telephone number, including area code:
                                (914) 925-4000


                                  Not Applicable
                  (Former Name or Former Address, if Changed
                              Since Last Report)

                          This is page 1 of ___ pages

                       Exhibit Index appears on page ___

Item 2.        Acquisition or Disposition of Assets.

               On November 17, 1995, the Registrant consummated the closing (the "Closing") of the sale to The TJX Companies, Inc., a Delaware corporation ("TJX"), of all of the capital stock (the "Shares") of Marshalls of Roseville, Minn., Inc. (the "Company"), the Registrant's holding company for its Marshalls division, pursuant to the Stock Purchase Agreement (the "Stock Purchase Agreement") between the Registrant and TJX dated as of October 14, 1995.

               The purchase price paid by TJX at the Closing for the Shares was $375,000,000 in cash plus convertible preferred stock (the "Preferred Stock") that has an aggregate liquidation preference equal to $175,000,000. The preferred stock will be issued in two series: (i) $25,000,000 of Series D Cumulative Convertible Preferred Stock of TJX (the "Series D Preferred Stock"), which is automatically convertible into shares of TJX's common stock ("Common Stock") on the first anniversary of its issuance if not earlier redeemed for cash or converted into such Common Stock in accordance with the terms thereof, and (ii) $150,000,000 of Series E Cumulative Convertible Preferred Stock of TJX (the "Series E Preferred Stock"), which is automatically convertible into Common Stock on the third anniversary of its issuance if not earlier converted into such Common Stock in accordance with the terms thereof. The Preferred Stock will be convertible, in the aggregate, into between approximately 9.4 million and 11.7 million shares of Common Stock, depending on the market price of such Common Stock during the ten trading days prior to the time of conversion. The cash portion of the purchase price is subject to adjustment following the Closing in accordance with the Stock Purchase Agreement.

               At the Closing, the Registrant and TJX entered into a Standstill and Registration Rights Agreement (the "Standstill and Registration Rights Agreement") pursuant to which the Registrant agreed (i) not to acquire any voting securities of TJX until such time as voting securities of TJX held by the Registrant represent less than 3 percent of the total combined voting power of all of TJX's outstanding voting securities and (ii) to vote all of TJX's voting securities held by the Registrant in the manner recommended by TJX's Board of Directors or, if the agreement to so vote shall be prohibited or invalid, then to vote such voting securities in the same proportion as the votes cast by or on behalf of the other holders of TJX's voting securities.

               The Standstill and Registration Rights Agreement also provides that TJX will register, under the Securities Act of 1933, the Series E Preferred Stock held by the Registrant, or the shares of Common Stock received by the Registrant upon conversion or redemption of Series D Preferred Stock or Series E Preferred Stock, on not more than two separate occasions on demand and on not more than three separate occasions in connection with a registration of Common Stock by TJX.

               On November 20, 1995, the Registrant issued a press release announcing, among other things, the consummation of the Closing. The information contained in the press release is incorporated herein by reference. The press release is attached hereto as Exhibit 99.1.

               The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, as amended by Amendment Number One, a copy of which is attached hereto as Exhibit 2.2; the Standstill and Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1; the Preferred Stock Subscription Agreement entered into by the Registrant and TJX at Closing, a copy of which is attached hereto as Exhibit 10.2; and the Certificates of Designations, Preferences and Rights for the Series D Preferred Stock and the Series E Preferred Stock, respectively, copies of which are attached hereto as Exhibits 99.2 and 99.3, respectively.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

               (b)  Pro Forma Financial Information.

               Set forth hereunder is the pro forma financial information required to be furnished by the Registrant with respect to the transaction described in Item 2 above.


                                                       UNAUDITED PRO FORMA
                                                      STATEMENT OF EARNINGS
                                                       FOR THE FISCAL YEAR
                                                     ENDED DECEMBER 31, 1994
                                                           ($ IN 000'S)





                                                                  Continuing Operations
                                                                       Historical          Pro Forma Adjustments       Pro Forma
                                                                     Before Pro Forma     -----------------------      Continuing
                                       The Company     Marshalls       Adjustments          Debit        Credit        Operations
                                       -----------     ---------  ---------------------   ---------   -----------      ----------
Net Sales                              $11,285,561     $2,774,851      $8,510,710                                      $8,510,710

Cost of Goods Sold, Buying
  and Warehousing Costs                  7,252,568      1,827,239       5,425,329                                       5,425,329
                                       -----------     ----------      ----------       --------       -------         ----------
                                         4,032,993        947,612       3,085,381                                       3,085,381

Store Operating, Selling, General
  and Administrative Expenses            3,215,985        745,081       2,470,904                        6,000 (a)      2,464,904

Depreciation and Amortization              206,266         51,876         154,390                                         154,390
                                       -----------     ----------      ----------       --------       -------         ----------
Operating Profit                           610,742        150,655         460,087                        6,000            466,087

Interest Expense, Net                       32,636          1,778          30,858          1,166 (b)    26,696 (c)          5,328
                                       -----------     ----------      ----------       --------       -------         ----------

Earnings Before Income Taxes
  and Minority Interests                   578,106        148,877         429,229         (1,166)       32,696            460,759

Income Tax Provision                       218,741         56,862         161,879         13,538 (d)                      175,417
                                       -----------     ----------      ----------       --------       -------         ----------

Earnings Before Minority Interests         359,365         92,015         267,350        (14,704)       32,696            285,342

Minority Interests in Net Earnings          51,895                         51,895                                          51,895
                                       -----------     ----------      ----------       --------       -------         ----------

Net Earnings                              $307,470        $92,015        $215,455       ($14,704)      $32,696           $233,447
                                       ===========     ==========      ==========       ========       =======         ==========

Net Earnings per Share of Common Stock       $2.75                                                                          $2.06
                                             =====                                                                          =====

See accompanying notes to the unaudited pro forma financial statements.





                                                       UNAUDITED PRO FORMA
                                                     STATEMENT OF OPERATIONS
                                                       FOR THE NINE MONTHS
                                                     ENDED SEPTEMBER 30, 1995
                                                           ($ IN 000'S)



                                                                  Continuing Operations
                                                                       Historical          Pro Forma Adjustments       Pro Forma
                                                                     Before Pro Forma     -----------------------      Continuing
                                       The Company     Marshalls       Adjustments          Debit        Credit        Operations
                                       -----------     ---------  ---------------------   ---------   -----------      ----------
Net Sales                               $8,076,219     $1,852,244      $6,223,975                                      $6,223,975

Cost of Goods Sold, Buying
  and Warehousing Costs                  5,374,255      1,310,400       4,063,855                                       4,063,855
                                       -----------     ----------      ----------       --------        -------        ----------
                                         2,701,964        541,844       2,160,120                                       2,160,120

Store Operating, Selling, General
  and Administrative Expenses            2,456,236        558,202       1,898,034                         4,500 (a)     1,893,534

Depreciation and Amortization              179,456         45,430         134,026                                         134,026
                                       -----------     ----------      ----------       --------        -------        ----------
Operating Profit (Loss)                     66,272        (61,788)        128,060                         4,500           132,560

Interest Expense, Net                       38,231          6,030          32,201          1,372 (b)     24,187 (c)         9,386
                                       -----------     ----------      ----------       --------        -------        ----------

Earnings (Loss) Before Income
  Taxes and Minority Interests              28,041        (67,818)         95,859         (1,372)        28,687           123,174

Income Tax Provision (Benefit)               2,622        (27,053)         29,675         11,601 (d)                       41,276
                                       -----------     ----------      ----------       --------        -------        ----------

Earnings (Loss) Before Minority
  Interests                                 25,419        (40,765)         66,184        (12,973)        28,687            81,898

Minority Interests in Net Earnings          23,265                         23,265                                          23,265
                                       -----------     ----------      ----------       --------        -------        ----------

Net Earnings (Loss)                         $2,154       ($40,765)        $42,919       ($12,973)       $28,687           $58,633
                                       ===========     ==========      ==========       ========        =======        ==========

Net (Loss) Earnings per Share of
  Common Stock                              ($0.10)                                                                         $0.44
                                            ======                                                                          =====

See accompanying notes to the unaudited pro forma financial statements.




                                                UNAUDITED PRO FORMA BALANCE SHEET
                                                        SEPTEMBER 30, 1995
                                                           ($ IN 000'S)



                                                                  Continuing Operations
                                                                       Historical          Pro Forma Adjustments       Pro Forma
                                                                     Before Pro Forma     -----------------------      Continuing
                                       The Company     Marshalls       Adjustments          Debit        Credit        Operations
                                       -----------     ---------  ---------------------   ---------   -----------      ----------
ASSETS
Current Assets:
Cash and Cash Equivalents                 $80,062            $0           $80,062         $341,000 (a)   $382,641 (c)     $37,322
                                                                                             4,500 (b)      5,599 (f)
Accounts Receivable, Net                  232,623        30,081           202,542            9,187 (e)                    211,729
Inventories                             2,584,228       606,594         1,977,634                                       1,977,634
Prepaid Expenses                          170,419         9,906           160,513                          13,829 (f)     146,684
                                       ----------    ----------        ----------         --------       --------      ----------
Total Current Assets                    3,067,332       646,581         2,420,751          354,687        402,069       2,373,369

Property, Plant, Equipment, Leasehold
  Improvements and Leased Property
  Under Capital Leases, Net             1,634,139       444,359         1,189,780                                       1,189,780
Investment in TJX                               0             0                 0          175,000 (a)                    175,000
Goodwill, Net                             438,404        28,652           409,752                                         409,752
Deferred Charges and Other Assets         114,904        16,646            98,258                                          98,258
                                       ----------    ----------        ----------         --------       --------      ----------

TOTAL ASSETS                           $5,254,779    $1,136,238        $4,118,541         $529,687       $402,069      $4,246,159
                                       ==========    ==========        ==========         ========       ========      ==========

LIABILITIES & EQUITY
Current Liabilities:
Accounts Payable                         $875,391      $243,688          $631,703                                        $631,703
Accrued Expenses                          542,891        80,643           462,248           11,561 (a)      1,372 (d)     457,944
                                                                                                            5,885 (f)
Notes Payable                             940,000       101,485           838,515          397,641 (c)                    440,874
Other current liabilities                   8,945         2,461             6,484           69,523 (a)                    (76,751)
                                                                                            13,712 (f)

Total Current Liabilities               2,367,227       428,277         1,938,950          492,437          7,257       1,453,770
                                       ----------    ----------        ----------         --------       --------      ----------

Long-Term Debt                            332,056             0           332,056                                         332,056
Deferred Income Taxes                      87,395             0            87,395                                          87,395
Other Long-Term Liabilities               136,997         1,875           135,122                           8,000 (a)     143,122

Minority Interests in Subsidiaries         79,851             0            79,851                                          79,851

Redeemable Preferred Stock
  Series B, $4.00 Dividend                  1,330             0             1,330                                           1,330

Shareholders' Equity:
Series One ESOP Convertible
  Preference Stock, $3.90 Dividend        336,424             0           336,424           18,805 (d)                    317,619
Guaranteed ESOP Obligation               (321,096)            0          (321,096)                                       (321,096)
Common Stock                              111,646             0           111,646                                         111,646
Capital Surplus                            54,708             0            54,708                           1,559 (d)      56,267
Retained Earnings                       2,376,491       (40,765)        2,417,256          157,767 (a)      4,500 (b)   2,275,203
                                                                                             1,372 (d)     15,000 (c)
                                                                                            11,601 (f)      9,187 (e)

Cumulative Translation Adjustment          (2,305)            0            (2,305)                                         (2,305)
Common Stock in Treasury, at Cost        (305,945)            0          (305,945)                         17,246 (d)    (288,699)
Subsidiary Equity                               0       746,851          (746,851)                        746,851 (a)           0
                                       ----------    ----------        ----------         --------       --------      ----------

Total Shareholders' Equity              2,249,923       706,086         1,543,837          189,545        794,343       2,148,635
                                       ----------    ----------        ----------         --------       --------      ----------

TOTAL LIABILITIES & EQUITY             $5,254,779    $1,136,238        $4,118,541         $681,982       $809,600      $4,246,159
                                       ==========    ==========        ==========         ========       ========      ==========


See accompanying notes to the unaudited pro forma financial statements.


Notes to Pro Forma Continuing Operations Financial Statements

Note 1      Background

            On November 17, 1995, the Company completed the sale of its Marshalls division ("Marshalls") to the TJX Companies, Inc. (the "Purchaser") for total proceeds of $550 million, consisting of $375 million in cash and $175 million of convertible preferred stock.

Note 2      Basis of Presentation

            The unaudited Pro Forma Continuing Operations financial information is based upon the historical financial statements of the Company, adjusted to exclude Marshalls, as of September 30, 1995 and for the year ended December 31, 1994 and for the nine months ended September 30, 1995, and should be read in conjunction with the historical consolidated financial statements and notes related thereto, for the periods indicated.

Note 3      Unaudited Pro Forma Continuing Operations Balance Sheet Adjustments

            The following assets and (liabilities) formerly recorded on the books of Marshalls, were retained by the Company after the date of disposition:

            Miscellaneous accounts receivable         $  17,000
            Miscellaneous other assets                    3,600
            Total Assets                              $  20,600

            Income tax liabilities                    $( 39,700)
            Self insurance reserves                     (21,400)
            Restructuring reserves                      (21,100)
            Net deferred income tax liabilities         (19,200)
            Employee benefit accruals                    (8,400)
            Miscellaneous other liabilities              (7,800)
            Total Liabilities                         $(117,600)

            Pro forma balance sheet adjustments are as follows:
            (a) To record the sales proceeds, net of payments for contractual obligations, and the loss on disposition.
            (b)   To reflect anticipated reductions in corporate overhead.
            (c) To reduce short term borrowings and related interest expense to reflect the impact of the sale.
            (d) To record the conversion of 351,819 shares of Series One ESOP Preference Stock to common stock and to record the increase in employer contribution expense caused by the conversion. the purchaser.
            (f) To adjust income tax liabilities to reflect the sale as of January 1, 1995.

Note 4 Unaudited Pro Forma Continuing Operations Statement of Operations Adjustments

            (a)   To record anticipated reductions in corporate overhead.
            (b) To record incremental ESOP costs after conversion of 351,819 shares at January 1, 1995 and 299,075 shares at January 1, 1994, respectively, of Series One ESOP Preference Stock.
            (c) To adjust interest expense to reflect the reduction in short term borrowings.
            (d) To record the net change in the provision for income taxes based upon the results of operations as set forth in the pro forma financial statements.








               (c)   Exhibits.

2.1 Stock Purchase Agreement, dated as of October 14, 1995, by and between Melville Corporation and The TJX Companies, Inc.

2.2 Amendment Number One to Stock Purchase Agreement, dated as of November 17, 1995, by and between Melville Corporation and The TJX Companies, Inc.

10.1 Standstill and Registration Rights Agreement, dated as of November 17, 1995, by and between Melville Corporation and the TJX Companies, Inc.

10.2           Preferred Stock Subscription Agreement, dated as of
               November 17, 1995, by and between Melville Corporation and The TJX Companies, Inc.

99.1           Press Release of Melville Corporation dated November 20, 1995.

99.2 Certificate of Designations, Preferences and Rights of Series D Cumulative Convertible Preferred Stock of the TJX Companies, Inc.

99.3 Certificate of Designations, Preferences and Rights of Series E Cumulative Convertible Preferred Stock of the TJX Companies, Inc.




                                  SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MELVILLE CORPORATION



Dated: December 4, 1995                By /s/ Gary Crittenden
                                          Gary Crittenden
                                          Senior Vice President and
                                          Chief Financial Officer



                                 EXHIBIT INDEX

                                                                  Sequential
                                                                     Page
Exhibit No.                 Description of Exhibit                    No.
-----------                 ----------------------                ----------

2.1                  Stock Purchase Agreement, dated as
                     of October 14, 1995, by and between
                     Melville Corporation and The TJX
                     Companies, Inc.

2.2                  Amendment Number One to Stock Purchase
                     Agreement, dated as of November 17,
                     1995, by and between Melville Corporation and The TJX Companies, Inc.

10.1                 Standstill and Registration Rights
                     Agreement, dated as of November 17, 1995, by and between Melville Corporation and the TJX Companies, Inc.

10.2                 Preferred Stock Subscription Agreement,
                     dated as of November 17, 1995, by and
                     between Melville Corporation and The
                     TJX Companies, Inc.

99.1                 Press Release of Melville Corporation
                     dated November 20, 1995.

99.2 Certificate of Designations, Preferences, and Rights of Series D Cumulative
                     Convertible Preferred Stock of The TJX
                     Companies, Inc.

99.3 Certificate of Designations, Preferences and Rights of Series E Cumulative
                     Convertible Preferred Stock of the TJX
                     Companies, Inc.